SEITEL, INC.

                              AMENDED AND RESTATED

                        1998 EMPLOYEE STOCK PURCHASE PLAN

     Seitel, Inc., a Delaware corporation (the "Company"), hereby amends and restates, effective as of May 10, 1999, the Seitel, Inc. 1998 Employee Stock Purchase Plan, which was originally adopted effective as of September 14, 1998 and amended with Amendment No.1 effective as of September 30, 1998 and Amendment No. 2 effective as of January 1, 1999 (as amended and restated, the "Plan"), as follows:

                                   I. PURPOSE

     The Plan is intended as an employment incentive, to retain in the employment of the Company and its subsidiaries persons of experience and ability, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.

                                 II. DEFINITIONS

     As used in this Plan, the following words and phrases shall have the following meanings:

          (1) BOARD OF DIRECTORS shall mean the Board of Directors of the Company.

          (2) CLOSING DATE shall mean the date designated by the Company on which shares of Common Stock and Original Warrants are purchased by Eligible Employees under the Plan. The Company shall not designate more than one Closing Date.

          (3) CODE shall mean the Internal Revenue Code of 1986, as amended.

          (4) COMMON STOCK means the common stock, par value $0.01 per share, of the Company.

          (5) COMPANY means Seitel, Inc. and any successor thereto by merger, consolidation, liquidation or other reorganization which has made provision for adoption of the Plan and the assumption of the Company's obligations hereunder.

          (6) ELIGIBLE EMPLOYEE shall mean any person who is employed by the Company or a Subsidiary in a salaried position, including, but not limited to, any employee who is also an officer and director of the Company or a Subsidiary. With respect to the exercise of Warrants, the term "Eligible Employee" shall also mean any person who is a director of the Company or any Subsidiary of the Company who originally purchased such Warrants while employed by the Company or a Subsidiary in a salaried position. With respect to the issuance and exercise of New Warrants, the term "Eligible Employee" shall also mean any person who is a director of the Company or any Subsidiary who was employed by the Company or a Subsidiary in a salaried position when he or she originally purchased the Original Warrants, the exercise of which gives rise to the issuance of New Warrants.

          (7) EXPIRATION DATE shall mean the Original Warrant Expiration Date, with respect to the Original Warrants, or the New Warrant Expiration Date, with respect to the New Warrants, as the case may be.

          (8) FIVE-DAY  WARRANT  SHARE SALES shall have the meaning set forth in
     Section VI hereof.

          (9) NEW WARRANTS shall have the meaning set forth in Section VI hereof.

          (10) NEW WARRANT  EXPIRATION  DATE shall have the meaning set forth in
     Section VI hereof.

          (11) ORIGINAL WARRANT EXPIRATION DATE shall have the meaning set forth in Section V hereof.

          (12) ORIGINAL WARRANTS shall have the meaning set forth in Section V hereof.

          (13) PLEDGE shall mean a pledge of the shares of Common Stock purchased by an Eligible Employee as security for the Promissory Note in the form of Exhibit D hereto.

          (14) PROMISSORY NOTE shall mean a promissory note in the form of Exhibit C hereto executed by an Eligible Employee as payment for Common Stock and Original Warrants purchased under the Plan.

          (15) PURCHASE PRICE shall mean, with respect to one share of Common Stock and one Original Warrant, the price equal to the closing price of a share of Common Stock as reported on the New York Stock Exchange on the day immediately preceding the Closing Date.

          (16) SHARES shall have the meaning set forth in Section IV hereof.

          (17) SUBSCRIPTION AGREEMENT shall mean a subscription agreement in the form of Exhibit B hereto duly executed and delivered by an Eligible Employee to the Company on or before the Closing Date as provided herein.

          (18) SUBSIDIARY shall mean any corporation to which the Company is a "parent corporation" as defined in Section 424(e) of the Code.

          (19) WARRANT EXERCISE DATE shall have the meaning set forth in Section VI hereof.

          (20) WARRANTS shall mean the warrants to purchase shares of Common Stock that may be purchased by Eligible Employees pursuant to the terms of the Plan, in the form of Exhibit E hereto.

               III. EMPLOYEE STOCK AND ORIGINAL WARRANT PURCHASES

     Eligible Employees may, pursuant to the Plan, purchase from the Company on the Closing Date shares of Common Stock and Original Warrants. An Eligible Employee may purchase up to the maximum number of shares of Common Stock and Original Warrants set forth on Exhibit A hereto based on such Eligible
Employee's maximum annual cash compensation from the Company and its Subsidiaries for the 12 month period ended on December 31st of 1995, 1996 or 1997. If such Eligible Employee was first employed by the Company or any Subsidiary after January 1, 1997, the maximum number of shares of Common Stock and Original Warrants set forth on Exhibit A hereto shall be based on the Company's reasonable estimate of such Eligible Employee's annual cash compensation. Eligible Employees must purchase an equal number of shares of Common Stock and Original Warrants, and Common Stock and Original Warrants must be purchased in whole multiples of 50 with a minimum of 100. On or before the Closing Date, any Eligible Employee who desires to purchase Common Stock and Original Warrants shall complete and deliver to the Senior Vice President - Finance of the Company a duly executed Subscription Agreement in the form of Exhibit B hereto, a duly executed Promissory Note in the form of Exhibit C hereto and a duly executed Pledge in the form of Exhibit D hereto.

                         IV. SHARES SUBJECT TO THE PLAN

     A total of TWO MILLION THREE HUNDRED SEVENTY-NINE THOUSAND (2,379,000) shares of Common Stock of the Company (the "Shares") shall be subject to the Plan, which shall include shares of Common Stock that may be purchased by Eligible Employees on the Closing Date and thereafter upon exercise of Warrants. The Shares shall consist of unissued shares or previously issued shares reacquired and held by the Company, and such number of shares shall be and is hereby reserved for sale for such purpose. Until expiration or exercise of all of the Warrants, the Company shall at all times reserve a sufficient number of Shares to be issued upon exercise thereof.

                              V. ORIGINAL WARRANTS

     The Warrants to be issued pursuant to Section III hereof (the "Original Warrants") shall be in the form attached hereto as Exhibit E. The Original Warrants shall provide as follows:

EXERCISE PRICE

     The exercise price per Share of the Original Warrants shall equal one hundred twelve and one-half percent (112-1/2%) of the Purchase Price rounded up to the next one-quarter of one dollar.

ORIGINAL WARRANT PERIOD

     Each Original Warrant shall expire on the earlier of (i) the date that is five (5) years after the Closing Date (the "Stated Date"), (ii) the date that is five business days after an Eligible Employee who originally purchased such Original Warrant ceases to be an Eligible Employee for any reason other than for death, disability or retirement after the age of 65, or (iii) the date that is one year after the death, disability or retirement after age 65 of an Eligible Employee who originally purchased such Original Warrant if he ceases to be an Eligible Employee because of his death, disability or retirement after age 65 (the earlier of (i), (ii) or (iii) being referred to herein as the "Original Expiration Date"). As used herein, disability has the meaning used in Section 22(e)(3) of the Code.

EXERCISE OF ORIGINAL WARRANTS

     Any Original Warrant may be exercised solely by the Eligible Employee or permitted transferee during his lifetime, or after his disability by his legal representative on his behalf, or after his death by the personal representative of the Eligible Employee's estate or permitted transferee (in the event such Original Warrant was transferred prior to the Eligible Employee's death) or the person or persons entitled thereto under his will or under the laws of descent and distribution.

     The purchase price of the Shares as to which an Original Warrant is exercised shall be paid in full in cash at the time of the exercise. An Eligible Employee or permitted transferee shall not be or have any of the rights or privileges of a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Original Warrant unless and until certificates representing such Shares shall have been issued by the Company to such Eligible Employee or permitted transferee.

LIMITED TRANSFERABILITY OF WARRANTS

     Original Warrants shall not be transferable other than by will or by the laws of descent and distribution, except that Original Warrants may be transferred by an Eligible Employee to members of the Eligible Employee's immediate family who are U.S. residents or to trusts or business entities formed for the benefit of members of the Eligible Employee's immediate family who are U.S. residents. As used herein, immediate family means a parent, child, grandchild, or spouse. An Original Warrant may not be subsequently transferred by the immediate family member of the Eligible Employee to whom the Original Warrant is transferred other than by will or by the laws of descent and distribution. If an Original Warrant is transferred to an immediate family member, the Company may require investment representations upon exercise of the Original Warrant and may impose such conditions upon the exercise of the Original Warrant as may be required to comply with federal and state securities laws, and the Shares of Common Stock issuable upon exercise of an Original Warrant by such immediate family member may be "restricted shares" as such term is defined in Rule 144 under the Securities Act of 1933, as amended, and may contain such restrictive legends as may be deemed necessary by the Company.

                                VI. NEW WARRANTS

     Upon the exercise of an Original Warrant, one new warrant (a "New Warrant") shall be issued to the Eligible Employee who initially purchased such Original Warrant from the Company (even if such Eligible Employee has transferred the Original Warrant as permitted hereunder), provided that such person is an Eligible Employee at the time such Original Warrant is exercised. No New Warrants will be issued upon the exercise of an Original Warrant after an Eligible Employee's death or disability. The New Warrants shall provide as follows:

EXERCISE PRICE

     If a holder exercises an Original Warrant and sells the Shares received upon such exercise on the day of such exercise, the exercise price of the New Warrant issued upon the exercise of the Original Warrant shall equal the price at which such Shares are sold. For all other New Warrants issued upon the exercise of an Original Warrant, the exercise price shall be determined on the date the Original Warrant is exercised (each a "Warrant Exercise Date") as follows: (i) for any Warrant Exercise Date on which the Common Stock shall be listed on a national securities exchange, the last sale price on such day or, if there shall have been no sale on such day, the average of the closing bid and asked prices on such exchange on such day, or (ii) for any Warrant Exercise Date on which the Common Stock shall not be listed on a national securities exchange but shall be included in the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last sale price on such day or, if there shall have been no sale on such day, the average of the closing bid and asked prices on such day quoted by brokers and dealers making a market in NASDAQ, furnished by any member of the New York Stock Exchange selected by the Company for that purpose, or (iii) for any Warrant Exercise Date on which the Common Stock shall not be so listed on a national securities exchange or included in NASDAQ but shall be quoted by three brokers regularly making a market in such shares in the over-the-counter market, the average of the closing bid and asked prices on such day, furnished by any member of the New York Stock Exchange selected by the Company for that purpose, or (iv) for any Warrant Exercise Date on which the information described in items (i), (ii) or (iii) above is unavailable, the book value per share of the Common Stock on such day as determined in accordance with generally accepted accounting principles.

NEW WARRANT PERIOD

     Each New Warrant shall expire on the earlier of (i) the Stated Date, (ii) the date that is five business days after termination of employment if the Eligible Employee who originally received such New Warrant ceases to be an Eligible Employee for any reason other than for death, disability or retirement after the age of 65, or (iii) the date that is one year after the death, disability or retirement after age 65 of an Eligible Employee who originally received such New Warrant if he ceases to be an Eligible Employee because of his death, disability or retirement after age 65 (the earlier of (i), (ii) or (iii) being referred to herein as the "New Warrant Expiration Date"). As used herein, disability has the meaning used in Section 22(e)(3) of the Code.

EXERCISE OF NEW WARRANTS

     A New Warrant may be exercised solely by the Eligible Employee or permitted transferee during his lifetime, or after his disability by his legal representative on his behalf, or after his death by the personal representative of the Eligible Employee's estate or permitted transferee (in the event such New Warrant was transferred prior to the Eligible Employee's death) or the person or persons entitled thereto under his will or under the laws of descent and distribution.

     The purchase price of the Shares as to which a New Warrant is exercised shall be paid in full in cash at the time of the exercise. An Eligible Employee or permitted transferee shall not be or have any of the rights or privileges of a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of a New Warrant unless and until certificates representing such Shares shall have been issued by the Company to such Eligible Employee or permitted transferee.

LIMITED TRANSFERABILITY OF NEW WARRANTS

     New Warrants shall not be transferable other than by will or by the laws of descent and distribution, except that New Warrants may be transferred by an Eligible Employee to members of the Eligible Employee's immediate family who are U.S. residents or to trusts or business entities formed for the benefit of members of the Eligible Employee's immediate family who are U.S. residents. As used herein, immediate family means a parent, child, grandchild, or spouse. A New Warrant may not be subsequently transferred by the immediate family member of the Eligible Employee to whom the New Warrant is transferred other than by will or by the laws of descent and distribution. If a New Warrant is transferred to an immediate family member, the Company may require investment representations upon exercise of the New Warrant and may impose such conditions upon the exercise of the New Warrant as may be required to comply with federal and state securities laws, and the Shares of Common Stock issuable upon exercise of a New Warrant by such immediate family member may be "restricted shares" as such term is defined in Rule 144 under the Securities Act of 1933, as amended, and may contain such restrictive legends as may be deemed necessary by the Company.

RESTRICTIONS ON EXERCISE

     New Warrants may not be exercised prior to August 10, 1999. A New Warrant may not be exercised at any time if, at any time prior to August 10, 1999, the Five-Day Warrant Share Sales for the Eligible Employee to whom such New Warrant is issued exceed the greater of (i) 3,000 or (ii) 25% of the total number of Shares issuable upon the exercise of all Original Warrants purchased hereunder by such Eligible Employee. An Eligible Employee's "Five-Day Warrant Share Sales" shall be the total aggregate number of Shares that are sold by an Eligible Employee and all of such Eligible Employee's permitted transferees during any period of five trading days before August 10, 1999 to the extent such Shares were purchased upon the exercise of an Original Warrant on or after May 10, 1999. Any New Warrant shall include the following restrictive legend:

           THIS WARRANT MAY NOT BE EXERCISED PRIOR TO AUGUST 10, 1999
           AND IS SUBJECT TO FURTHER RESTRICTIONS AS SET FORTH IN THE AMENDED AND RESTATED 1998 SEITEL, INC. EMPLOYEE STOCK PURCHASE PLAN.

The Company may require written certification or other proof as to facts relevant to the restrictions set forth in this paragraph prior to issuing any Shares upon the exercise of a New Warrant.

                               VII. PURCHASE PRICE

     Eligible Employees shall pay the Company the Purchase Price for each share of Common Stock and Original Warrant purchased hereunder pursuant to the terms hereof. The proceeds received by the Company from the sale of Shares (both on the Closing Date and subsequently upon the exercise of Warrants) pursuant to this Plan will be used for general corporate purposes.

                               VIII. PAYMENT TERMS

     The consideration for Shares of Common Stock and Original Warrants purchased under the Plan shall be payable pursuant to a Promissory Note in the form of Exhibit C hereto. The Promissory Note will bear interest at 4.0% per annum and be payable as follows: (i) 60 equal monthly payments of principal and interest calculated so as to pay interest as it accrues and to reduce the principal balance to 40% of the purchase price on the Stated Date, and (ii) all outstanding principal and accrued but unpaid interest shall be due on the Stated Date. Such payments shall be made by payroll deduction (one-half of such payment twice per month for non-commission employees, or the full amount of such payment monthly for commission employees). Notwithstanding the foregoing, (i) if an Eligible Employee receives commissions quarterly rather than monthly, the Eligible Employee may elect to defer monthly payments under the Promissory Note and instead make quarterly payments of accrued interest and principal at the time of payment of such quarterly commission, provided that such payment shall in any event be due on or before each April 30, July 30, October 30 and January 30 prior to the Stated Date, and (ii) if an Eligible Employee is eligible to receive an annual bonus from the Company pursuant to a written employment contract between the Company and the Eligible Employee, the Eligible Employee may elect to defer monthly payments under the Promissory Note and instead make annual payments of accrued interest and principal at the time of payment of such bonus, provided that such payment shall in any event be due on or before each March 15 prior to the Stated Date. If the Expiration Date occurs prior to the Stated Date, all amounts due under the Promissory Note shall become immediately due and payable on the Expiration Date. The Promissory Note will be secured by the Pledge, and the Company shall have an express contractual right of setoff against any amounts otherwise due to an Eligible Employee for any payments due under the Promissory Note, including any amounts due upon acceleration of the maturity thereof. Notwithstanding any other provision hereof, in the event that the amount of a paycheck, commission or bonus is not sufficient to discharge a payment due under the Promissory Note, the Eligible Employee will be required to pay any difference to the Company in cash at the time such payment is due. For purposes of interpreting the Event of Default number 2 set forth in the Promissory Note, "employment with the Payee" shall include serving as a non-employee director of the Company or any Subsidiary of the Company.

                              IX. PLEDGE OF SHARES

     The Promissory Note shall be secured by a pledge of the Shares of Common Stock purchased by an Eligible Employee on the Closing Date pursuant to the terms of Pledge in the form of Exhibit D hereto. Each Eligible Employee who executes a Promissory Note shall also execute and deliver to the Company a Pledge.

                       X. CHANGE OF CONTROL OF THE COMPANY

     In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Eligible Employees and the Company shall not be affected in any manner. In the event the Company shall sell all or substantially all of its assets or shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall not be the surviving organization, or in the event any other corporation may make a tender or exchange offer for stock of the Company (the surviving corporation, purchaser, or tendering corporation being hereinafter collectively referred to as the "purchaser," and the transaction being hereinafter referred to as the "purchase"), then the Board of Directors may, at its election, (i) reach an agreement with the purchaser that the purchaser will assume the obligations of the Company as to all outstanding Warrants; (ii) reach an agreement with the purchaser that the purchaser will convert each outstanding Warrant into a Warrant of at least equal value as to stock of the purchaser; or
(iii) not later than thirty (30) days prior to the effective date of the purchase, notify all Eligible Employees who hold Warrants of the proposed purchase and afford to each such Eligible Employee the right prior to such purchase to exercise any then unexercised portion of all Warrants held by him, which exercise may be contingent upon consummation of the purchase.

                            XI. LIMITATION OF RIGHTS

     Nothing in this Plan shall be construed to: (1) give an Eligible Employee or permitted transferee any rights whatsoever with respect to Shares issuable upon the exercise of Warrants until the Warrants are exercised and Shares are issued to the Eligible Employee or permitted transferee; (2) give an Eligible Employee or any person any interest in any fund or in any specific asset or assets of the Company; (3) limit in any way the right of the Company or a Subsidiary to terminate an Eligible Employee's employment with the Company or a Subsidiary at any time; or (4) be evidence of any agreement or understanding, express or implied, that the Company or a Subsidiary will employ an Eligible Employee in any particular position or at any particular rate of remuneration.

     The existence of outstanding Warrants shall not affect in any way the right or power of the Company or its Subsidiaries or their stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the capital structure of the Company or its Subsidiaries or their businesses, or any merger or consolidation of the Company or its Subsidiaries or any issue of bonds, debentures, preferred stock or the right to acquire any thereof, or the dissolution or liquidation of the Company or its Subsidiaries, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                           XII. GOVERNMENT REGULATIONS

     The Plan, and the granting and exercise of Warrants hereunder, and the obligation of the Company to sell and deliver Shares under such Warrants, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

PURCHASE FOR INVESTMENT

     Whether or not the Warrants and Shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each Eligible Employee or permitted transferee exercising a Warrant may be required by the Company to give a representation in writing that he is acquiring such Shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

GOVERNING LAW

     The place of administration of the Plan shall be conclusively deemed to be within the State of Texas; and the validity, construction, interpretation and effect of the Plan and all rights of any of the persons having or claiming to have any interest in the Plan shall be governed by the laws of the State of Texas.

                                    Exhibit A
                                       to
                 Seitel, Inc. 1998 Employee Stock Purchase Plan

                                          Maximum Number of Shares of Common
     Maximum Annual Compensation              Stock and Original Warrants
  --------------------------------        ----------------------------------
         $2,000,001 and over                         75,000/75,000
       $750,001 to $2,000,000                        50,000/50,000

        $200,001 to $750,000                         25,000/25,000
        $100,001 to $200,000                         12,500/12,500
         $50,001 to $100,000                          6,250/6,250
         $25,001 to $50,000                           3,000/3,000
            under $25,001                             1,000/1,000

                                    Exhibit B
                                       to
                 Seitel, Inc. 1998 Employee Stock Purchase Plan

                             SUBSCRIPTION AGREEMENT

     1. SUBSCRIPTION. Subject to the terms and conditions hereof and of the Seitel, Inc. 1998 Employee Stock Purchase Plan, (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase shares of Common Stock, par value $0.01 per share (the "Shares"), of Seitel, Inc., a Delaware corporation (the "Company"), and warrants to purchase an equal number of shares of Common
Stock of the Company for $       per share  (the"Warrants") and agrees to become
                          ------
a shareholder of the Company and to be bound by the terms of this Subscription Agreement ("Agreement"). As consideration for the Shares and the Warrants, the Subscriber hereby delivers to the Company a duly executed Promissory Note in the
amount of $       (the "Purchase Price").
           ------

     This Agreement shall not become binding unless this subscription is accepted by the Company, the Purchase Price has been received and accepted by the Company and such additional closing conditions as the Company, in its sole discretion, shall require are satisfied. This subscription shall not be deemed accepted by the Company until this Agreement is signed by a duly authorized officer of the Company. If this subscription is accepted, this Agreement shall become effective as between the Company and the Subscriber. If this subscription is rejected, this Agreement and the Purchase Price will be returned to the Subscriber as soon as reasonably practicable, and this subscription shall be rendered void and of no further force or effect.

     2. ACCEPTANCE OF SUBSCRIPTION. The Subscriber acknowledges and agrees that this subscription is made subject to the following terms and conditions:

          (a) the Subscriber is committing to purchase the Shares and Warrants for which he has subscribed upon executing this Agreement; and

          (b) the Company shall have the right to reject this subscription, in whole or in part, for any reason whatsoever.

     3. ACKNOWLEDGMENTS, REPRESENTATIONS AND COVENANTS OF THE SUBSCRIBER. The Subscriber represents and warrants that:

          (a) The  Subscriber  has been provided  with a copy of the  prospectus
     dated September 14, 1998, and prospectus  supplement  dated               ,
                                                                 --------------
     1998, relating to the Shares and the Warrants.

          (b) The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares or Warrants.

     4. OTHER MATTERS.

          (a) The Subscriber recognizes that the sale of the Shares to him is based upon representations and warranties contained herein, and the Subscriber agrees to indemnify the Company and its officers, directors and shareholders and to hold each of them harmless against any liability, costs or expenses (including reasonable attorneys' fees and costs) arising by reason of or in connection with any misrepresentation or any breach of such warranties by the Subscriber. The covenants, warranties and representations contained herein shall be for the benefit of the Company and its officers, directors and shareholders and each of them shall be entitled to all of the rights that such covenants, warranties and representations shall confer.

          (b) The Subscriber agrees that, except as provided herein, this Agreement or any agreement made hereunder or pursuant hereto may not be canceled, terminated or revoked by him except upon the written consent of the Company.

          (c) The Subscriber agrees to execute any and all further documents necessary or advisable, in the sole discretion of the Company, in connection with his becoming a holder of the Shares or any portion thereof.

          (d) Any notice, consent, or other communication to be given under this Agreement by any party to any other party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same-day local courier service, or
     (d) delivered by telex or facsimile transmission to the address set forth beneath the signature of the parties, or at such other address as may be designated by the parties from time to time in accordance with this Section. Notices delivered personally, by overnight express delivery service or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given business days after mailing. Notices delivered by telex or facsimile transmission shall be deemed given upon receipt by the sender of the answerback (in the case of a telex) or transmission confirmation (in the case of a facsimile transmission).

          (e) The parties acknowledge and agree that this Agreement and the obligations and undertakings of the parties hereunder will be performable in Houston, Harris County, Texas. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas. If any action is brought to enforce or interpret this Agreement, venue for such action shall be in Harris County, Texas.

          (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by the party to be bound thereby.

     IN WITNESS WHEREOF, the Subscriber has hereby executed this Agreement as of the date set forth below.

-------------------------------------     --------------------------------------
Printed Name of Subscriber                Subscriber's Street Address

                                          --------------------------------------
                                          City

-------------------------------------     --------------------------------------
Signature of Subscriber                   State                         Zip Code

-------------------------------------     --------------------------------------
Title (if applicable)                     Subscriber's Social Security
                                          or Tax ID Number

Date:
     --------------------------------

Accepted:

SEITEL, INC.

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                    Exhibit C
                                       to
                 Seitel, Inc. 1998 Employee Stock Purchase Plan

                                 PROMISSORY NOTE

$                                                            September    , 1998
 -----------                                                           ---


                              (the "Maker"), for value received, hereby promises
     ------------------------
to pay to the order of Seitel, Inc. (together with any successors or assigns, the "Payee"), at the time and in the manner hereinafter provided, the principal
sum  of                     Dollars   ($           ),  together  with  interest
         -------------------            -----------
computed thereon at the rate hereinafter provided. This Note shall be payable at the office of the Payee at 50 Briar Hollow Lane West, Houston, Texas 77027, or at such other address in Houston, Texas as the holder of this Note shall from time to time designate. This Note is made and issued as consideration for the purchase by the Maker of certain shares ("Shares") of common stock, par value $0.01 per share, of Payee (the "Common Stock") and certain warrants to purchase shares of Common Stock (the "Warrants") pursuant to the Payee's 1998 Employee Stock Purchase Plan.

     The outstanding principal amount of this Promissory Note shall bear interest from the date hereof at four percent (4.0%) per annum and be payable as follows: (i) 60 equal monthly payments of principal and interest of
$             and (ii) all outstanding principal and accrued but unpaid interest
 ------------
shall be due on September     , 2003 (the "Stated Date").  Such monthly payments
                          ----
shall be made by payroll deduction (one-half of such payment twice per month for non-commission employees, or the full amount of such payment monthly for commission employees). Notwithstanding the foregoing, (i) if the Maker receives commissions quarterly rather than monthly, the Maker may elect to defer monthly payments under this Note and instead make quarterly payments of accrued interest and principal at the time of payment of such quarterly commission, provided that such payment shall in any event be due on or before each April 30, July 30, October 30 and January 30 prior to the Stated Date, and (ii) if the Maker is eligible to receive an annual bonus from the Payee pursuant to a written employment contract with Payee, the Maker may elect to defer monthly payments under this Note and instead make annual payments of accrued interest and principal at the time of payment of such bonus, provided that such payment shall in any event be due on or before each March 15 prior to the Stated Date. Notwithstanding any other provision hereof, in the event that the amount of a paycheck, commission or bonus is not sufficient to discharge a payment due hereunder, the Maker shall be required to pay any difference to the Company in cash at the time such payment is due. All payments hereunder shall be applied first to accrued interest and the balance, if any, shall be applied to reduce the principal amount hereof. If the period during which the Maker may exercise the Warrants expires on a date (the"Expiration Date") prior to the Stated Date, all amounts due under this Note shall become immediately due and payable on the Expiration Date.

     The Payee shall have an express contractual right of setoff against any amounts otherwise due to the Maker for any payments due under this Promissory Note, including any amounts due upon acceleration of the maturity hereof.

     All sums of principal and interest past due under the terms of this Note shall bear interest at a per annum interest rate equal to the maximum rate allowed by law from the due date thereof until paid.

     Any one or more of the following shall constitute an "Event of Default" hereunder:

     1. Failure by the Maker to pay any amount that has become due and payable pursuant to any provision of this Note and such amount has remained unpaid for a period of 10 days from the date of written demand by the Payee;

     2. Termination of the Maker's employment with the Payee for any reason whatsoever, whether voluntary or involuntary, and whether with or without cause;

     3. A court of competent jurisdiction enters (i) a decree or order for relief in respect of the Maker in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law and such decree or order remains in effect for a period of 60 days or (ii) a decree or order adjudging the Maker a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Maker under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Maker or of any substantial part of the property of the Maker and such decree or order remains in effect for a period of 30 days; and

     4. The Maker (i) commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent; (ii) files a petition, answer or consent seeking reorganization or similar relief under any applicable federal or state law; (iii) makes an assignment for the benefit of creditors; or (iv) admits in writing its inability to pay its debts generally as they become due.

     In the event of a default hereunder or if this Note is placed in the hands of an attorney for collection (whether or not suit is filed), or if this Note is collected by suit or legal proceedings or through bankruptcy proceedings, the Maker agrees to pay in addition to all sums then due hereon, including principal and interest, all expenses of collection, including, without limitation, reasonable attorneys' fees.

     This Note may be prepaid in whole or in part from time to time, without premium or penalty. Each prepayment of principal shall be accompanied by an amount equal to the accrued interest on the principal amount prepaid to the date of such prepayment.

     The Payee shall be entitled to accelerate this Note and declare all sums due hereunder immediately due and payable upon default by the Maker in any of its obligations under the Seitel, Inc. 1998 Employee Stock Purchase Plan, any agreement executed in connection therewith or this Note.

     The Maker and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, notice of dishonor, protest and notice of protest, notice of intention to accelerate, notice of acceleration, any other notice and diligence in collecting and bringing suit against any party hereto and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for the holder hereof, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Maker or any other party liable therefor or against any security for this Note. No delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power of right preclude further exercise of that power or right.

     A security interest in the Stock has been granted by Maker to the Payee to secure the payment of this Note pursuant to the terms and conditions of that certain Pledge by the Maker, dated as of the date hereof, and to secure the payment of any costs and expenses incurred by the Payee in the collection and enforcement hereof.

     The Maker understands that this Note may be pledged to secure certain obligations of the Payee and hereby consents to any such pledge.

     All agreements between the Maker and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the funds advanced pursuant to this Note, or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other document or instrument evidencing, securing or pertaining to this Note exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision hereof or any other document or instrument exceeds the maximum amount of interest prescribed by law, then IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder hereof shall ever receive anything of value deemed interest by applicable law, which would exceed interest at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note or on account of any other principal indebtedness of the Maker to the holder hereof, and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and such other indebtedness, such excess shall be refunded to the Maker. All sums paid, or agreed to be paid, by the Maker for the use, forbearance or detention of the indebtedness of the Maker to the holder of this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Maker and the holder hereof.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas.

     All references to the Maker herein shall, and shall be deemed to, include its successors and assigns, and all covenants, stipulations, promises and agreements contained herein by or on behalf of the Maker shall be binding upon its successors and assigns, whether so expressed or not.

                                          --------------------------------------
                                          MAKER

                                    Exhibit D
                                       to
                 Seitel, Inc. 1998 Employee Stock Purchase Plan

                              September     , 1998
                                        ----

Seitel, Inc.
50 Briar Hollow Road West
7th Floor
Houston, Texas 77027

Re: 1998 Employee Stock Purchase

Ladies and Gentlemen:

     I have on this date executed a promissory  note in the principal  amount of
$          (the "Note") as consideration for            shares (the "Shares") of
 ---------                                   ----------
common stock, par value $0.01 per share, of Seitel, Inc. (the "Company"), and warrants to purchase such Stock (the "Warrants," and together with the Stock, the "Securities") purchased by me from the Company pursuant to the Seitel, Inc. 1998 Employee Stock Purchase Plan.

     Pursuant to this letter, I hereby grant, assign, transfer and deliver to the Company a security interest in the following property as security for all of my obligations under the Note:

     (i) the Shares;

     (ii) stock powers executed in blank which are related to the Shares;

     (iii) any and all stock rights, rights to subscribe, liquidating dividends, cash dividends, stock dividends and dividends paid in stock, securities or other property that I am or may hereafter become entitled to received on account of the Shares, and in the event that I receive any such property, I will immediately deliver same to the Company; provided, however, that I shall be entitled to receive and retain any such property so long as no default shall have occurred and be continuing under the Note; and

     (iv) the proceeds of any and all property  described in subparagraphs  (i),
(ii) or (iii) above.

     To perfect this security interest, I hereby agree to deliver with this letter the certificate(s) representing the Stock, together with a stock power executed in blank relating to the Stock, to the Chief Financial Officer of the Company, as escrow agent, to hold until such time as the Note shall have been paid in full.

     In the event of a default under the Note, the Company is hereby fully authorized and empowered, at any time thereafter and from time to time, to sell or otherwise dispose of the Shares to satisfy the remaining unpaid amounts under the Note and any expenses associated with such satisfaction. Any excess proceeds from the sale shall be returned to me. I shall remain liable for any deficiency.

     I understand that to the extent that the Note is repaid, the Company from time to time upon my request will take all actions as may be necessary to release some of the Shares from this security agreement and pledge so long as both (i) the market value of the remaining Shares at the time of the release and
(ii) the average market price of the remaining Shares for the six months prior thereto are equal to or not less than 100% of the outstanding balance under the Note.

                                          --------------------------------------
                                          Employee

ACCEPTED AND AGREED TO:

Seitel, Inc.

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                    Exhibit E
                                       to
                 Seitel, Inc. 1998 Employee Stock Purchase Plan

NEITHER THIS WARRANT NOR, IF THE WARRANT IS TRANSFERRED AS PERMITTED HEREIN, THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN WHOLE OR IN PART IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL TO SEITEL, INC., IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO SEITEL, INC., THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR THE RULES AND REGULATIONS THEREUNDER IS AVAILABLE WITH RESPECT TO THE PROPOSED SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION.

                                  SEITEL, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE
                   TO PURCHASE [BLANK] SHARES OF COMMON STOCK

Certificate No. ESP-
                    ----

     This Warrant Certificate  certifies that [EMPLOYEE NAME, ADDRESS,  AND SSN]
is the registered holder ("Holder") of            Common Stock Purchase Warrants
                                       ----------
(the "Warrants") to purchase shares of the $0.01 par value common stock ("Common Stock") of SEITEL, INC., a Delaware corporation (the "Company"). Each Warrant enables the Holder to purchase from the Company at any time until 5:00 p.m., New
York,  New  York,  local  time  on               ,   2003,  subject  to  earlier
                                    -------------
termination as specified in Section 10 herein, one fully paid and non-assessable share of Common Stock ("Share") upon presentation and surrender of this Warrant Certificate and upon payment of the Exercise Price per Share determined in accordance with the terms hereof. Payment shall be made in lawful money of the United States of America in cash delivered to the Company at its principal office at 50 Briar Hollow Lane, 7th Floor West, Houston, Texas 77027. As hereinafter provided, the Exercise Price and number of Shares purchasable upon the exercise of the Warrants are subject to modification or adjustment upon the happening of certain events.

     THIS WARRANT IS NOT ASSIGNABLE OR TRANSFERABLE BY THE HOLDER EXCEPT BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION UPON THE HOLDER'S DEATH OR, BY THE ORIGINAL PURCHASER OF THIS WARRANT FROM THE COMPANY, TO AN IMMEDIATE FAMILY MEMBER OR A TRUST OR BUSINESS ENTITY FORMED FOR THE BENEFIT OF AN IMMEDIATE FAMILY MEMBER AS PROVIDED HEREIN.

          1. Upon surrender to the Company, this Warrant Certificate may be exchanged for another Warrant Certificate or Warrant Certificates evidencing a like aggregate number of Warrants. If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates evidencing the number of Warrants not exercised. Subject to the provisions of Section 11 below, during the lifetime of the Holder, the Warrants may be exercised only by the Holder. If the Holder dies or becomes disabled within the meaning of Section 22(e)(3) of the Code prior to the termination date specified herein without having exercised all of the Warrants, the remaining Warrants may be exercised to the extent the Holder could have exercised the Warrants on the date of his death or disability at any time prior to the expiration hereof by (i) the Holder's estate or a person who acquired the right to exercise the Warrants by bequest or inheritance or by reason of the death of the Holder in the event of the Holder's death, or
     (ii) the Holder or his personal representative in the event of the Holder's disability, subject to the other terms of this Warrant Certificate and applicable laws, rules and regulations. For purposes of this Warrant Certificate, the Company shall determine the date of disability of the Holder.

          2. No Holder shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose nor shall anything contained herein be construed to confer upon the Holder any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action whether upon any reorganization, issuance of stock, reclassification or conversion of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings or to receive dividends or subscription rights or otherwise until a Warrant shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become issuable.

          3. Each Holder consents and agrees with the Company and any other Holder that:

               a. This Warrant Certificate is exercisable in whole or in part by the Holder in person or by attorney duly authorized in writing at the principal office of the Company.

               b. The Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute true and lawful owner hereof for all purposes whatsoever.

               c. Anything herein to the contrary notwithstanding, in no event shall the Company be obligated to issue Warrant Certificates evidencing other than a whole number of Warrants or issue certificates evidencing other than a whole number of Shares upon the exercise of this Warrant Certificate; provided, however, that the Company shall pay with respect to any such fraction of a Share an amount of cash based upon the current public market value (or book value, if there shall be no public market value) for Shares purchasable upon exercise hereof. For purposes of this Paragraph 3(c), the current public market value of a share of Common Stock on any date shall be deemed to be the arithmetical average of the following prices for such of the thirty
          (30) business days immediately preceding such day as shall be available: (i) for any of such days on which the Common Stock shall be listed on a national securities exchange, the last sale price on such day or, if there shall have been no sale on such day, the average of the closing bid and asked prices on such exchange on such day, or (ii) for any of such days on which the Common Stock shall not be listed on a national securities exchange but shall be included in the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the closing bid and asked prices on such day quoted by brokers and dealers making a market in NASDAQ, furnished by any member of the New York Stock Exchange selected by the Company for that purpose, or (iii) for any of such days on which the Common Stock shall not be so listed on a national securities exchange or included in NASDAQ but shall be quoted by three brokers regularly making a market in such shares in the over-the-counter market, the average of the closing bid and asked prices on such day, furnished by any member of the New York Stock Exchange selected by the Company for that purpose, or (iv) for any days on which the information described in items (i), (ii) or (iii) above is unavailable, the book value per share of the Common Stock as determined in accordance with generally accepted accounting principles; provided, however, in its discretion the Board of Directors may make an appropriate reduction in the "current public market value" based upon any applicable trading restrictions to particular shares of Common Stock.

               (d) The Warrants are not exercisable until the Promissory Note given by the Holder in payment of a portion of the purchase price for the Warrants shall have been paid in full.

     4. The  Exercise  Price per Share for the  Warrants  shall  equal $     per
                                                                        ----
Share.

     5. The Company will pay any documentary stamp taxes attributable to the initial issuance of the Shares issuable upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of income or similar taxes of the holder arising from such exercise or any transfer involved in the issuance or delivery of any certificates for Shares in a name other than that of the Holder in respect of which such Shares are issued, and in such case the Company shall not be required to issue or deliver any certificate for Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     6. In case the Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also satisfactory to it.

     7. The Company warrants that there have been reserved, and covenants that at all times in the future it shall keep reserved, out of the authorized and unissued Common Stock, a number of Shares sufficient to provide for the exercise of the rights or purchase represented by this Warrant Certificate. The Company agrees that all Shares issuable upon exercise of the Warrants shall be, at the time of delivery of the certificates for such Shares, validly issued and outstanding, fully paid and non assessable and that the issuance of such Shares will not give rise to preemptive rights in favor of existing shareholders.

     8. The number of shares of Common Stock covered by this Warrant Certificate, and the Exercise Price thereof, shall be subject to such adjustment as the Board of Directors of the Company acting in good faith deems appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company. In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Holder and the Company shall not be affected in any manner. In the event the Company shall sell all or substantially all of its assets or shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall not be the surviving corporation, or in the event any other person or entity may make a tender or exchange offer for stock of the Company (the surviving corporation, purchaser, or tendering corporation being collectively referred to as the "Purchaser", and the transaction being collectively referred to as the "Purchase"), then the Company may, at its election, (a) reach an agreement with the Purchaser that the Purchaser will assume the obligations of the Company under this Warrant Certificate; (b) reach an agreement with the Purchaser that the Purchaser will convert the Warrants represented by this Warrant Certificate into warrants of at least equal value as to stock of the Purchaser; or (c) not later than thirty (30) days prior to the effective date of the Purchase, notify the Holder of the proposed Purchase and afford to the Holder the right prior to such Purchase to exercise any then unexercised portion of the Warrants, which exercise may be contingent upon consummation of the Purchase.

     9. The Warrants may not be exercised in whole or in part and no cash or certificates representing Shares shall be delivered if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of the Warrants or of any stock exchange on which the Common Stock is listed shall not have been secured or if such exercise of delivery would cause any violation of any applicable laws, regulations or stock exchange rules, including but not limited to applicable Federal and State securities laws. The Holder of this Warrant Certificate, each permitted transferee hereof and any holder and transferee of any Shares, by his acceptance thereof, agrees that (i) no public distribution of Warrants or Shares will be made in violation of the Securities Act of 1933, as amended (the "Act"), and (ii) during such period as the delivery of a prospectus with respect to Warrants or Shares may be required by the Act, no public distribution of Warrants or Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws. The Holder of this Warrant Certificate and each permitted transferee hereof further agrees that if any distribution of any of the Warrants or Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section

10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of the Warrants that any permitted transferee thereof deliver to the Company his written agreement to accept and be bound by all of the terms and conditions in this Warrant Certificate.

     10. The Warrants shall terminate before the date specified on the first page of this Warrant Certificate upon the earlier of (i) five business days after the date of termination of employment if the original purchaser of the Warrants from the Company (the "Original Purchaser") ceases to be an employee of the Company or a Subsidiary of the Company for any reason other than for death, disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) or retirement after age 65, or (ii) one year after the death, disability or retirement after age 65 of the Original Purchaser if he ceases to be an employee of the Company or a Subsidiary because of his death, disability or retirement after age 65.

     11. The Warrants shall not be transferable other than by will or by the laws of descent and distribution, except that the Warrants may be transferred by the Original Purchaser to members of the Original Purchaser's immediate family who are U.S. residents or to trusts or business entities formed for the benefit of members of the Original Purchaser's immediate family who are U.S. residents. As used herein, immediate family means a parent, child, grandchild, or spouse. A Warrant may not be subsequently transferred by the immediate family member (or the trust or business entity formed for the benefit of an immediate family member) of the Original Purchaser to whom the Warrant is transferred other than by will or by the laws of descent and distribution. If a Warrant is transferred to an immediate family member (or a trust or business entity formed for the benefit of an immediate family member), the Company may require investment representations upon exercise of the Warrant and may impose such conditions upon the exercise of the Warrant as may be required to comply with federal and state securities laws, and the Shares of Common Stock issuable upon exercise of a Warrant by such immediate family member (or such trust or business entity formed for the benefit of an immediate family member) may be "restricted shares" as such term is defined in Rule 144 under the Securities Act of 1933, as amended, and may contain such restrictive legends as may be deemed necessary by the Company.

     12. In the event that the Original Purchaser transfers this Warrant to an immediate family member, such transferee agrees and acknowledges that neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, and neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant may be sold, transferred, pledged, hypothecated or otherwise disposed of in whole or in part in the absence of an effective registration statement under such Act or an opinion of counsel reasonably satisfactory to counsel to the Company in form and substance reasonably satisfactory to the Company that an exemption from registration under such Act or the rules and regulations thereunder is available with respect to the proposed sale, transfer, pledge, hypothecation or other disposition.

     WITNESS the following signatures as of this     day of September, 1998.
                                                 ---

                                          SEITEL, INC.

                                          BY:
                                              ----------------------------------
                                          PAUL A. FRAME, President

                                          BY:
                                              ----------------------------------
                                          DEBRA D. VALICE, Secretary

                                  PURCHASE FORM

TO: SEITEL, INC.                                                 DATE:

     The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate, Certificate No. ESP- , to the extent of (number of shares)
                                     -----
Shares of Common Stock,  $0.01 par value per share, of SEITEL,  INC., and hereby
makes payment of $          in payment of the aggregate exercise price thereof.
                  ---------

                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES
                   -------------------------------------------



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